Principal Variable Contracts Funds, Inc.

Supplement dated December 16, 2016
to the Statement of Additional Information dated May 1, 2016
(as supplemented on June 17, 2016, July 29, 2016, September 16, 2016,
October 28, 2016, and November 15, 2016)

(Not all Accounts are offered in all variable annuity and variable life contracts.)

This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

LEADERSHIP STRUCTURE AND BOARD OF DIRECTORS
Delete the second-to-last sentence of the first paragraph, and replace with the following:
The Board is currently composed of ten members, eight of whom are Independent Directors.
Under Independent Directors, delete all references to Daniel Pavelich.
In the table under Management Information, delete the row for Daniel Pavelich.
In the table under Independent Directors (not Considered to be “Interested Persons”), delete the column for Pavelich.
In the table under Compensation, delete the row for Daniel Pavelich.
Delete the row for Layne A. Rasmussen from the table in the Officers of the Fund section, and replace with the following:

Name, Address and Year of Birth	Position(s) Held with Fund and Length of Time Served	Positions with the Manager and its Affiliates; Principal Occupations During Past 5 Years** (unless noted otherwise)
Layne A. Rasmussen Des Moines, IA 50392 1958	Vice President (since 2005)	Vice President/Controller, PMC
Add the following information to the table in the Officers of the Fund section:

Name, Address and Year of Birth	Position(s) Held with Fund and Length of Time Served	Positions with the Manager and its Affiliates; Principal Occupations During Past 5 Years** (unless noted otherwise)
Sara L. Reece Des Moines, IA 50392 1975	Vice President, Controller (since 2016)	Financial Controller, PLIC (since 2015) Assistant Financial Controller, PLIC (prior to 2015)

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